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                                                                   EXHIBIT 10.31


                                XATA CORPORATION
                       DIRECTOR INDEMNIFICATION AGREEMENT

         This Indemnification Agreement ("AGREEMENT") is entered into as of the 8th day of December, 2003 by and between XATA CORPORATION, a Minnesota corporation (the "COMPANY") and the director of the Company identified on the signature page hereto (the "DIRECTOR"; collectively with such Director's Affiliated Persons, as defined below, the "INDEMNITEES").

                                    RECITALS

         A. The Company and Director recognize the continued difficulty in obtaining liability insurance for its directors, officers, employees, controlling persons, fiduciaries and other agents and affiliates, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.

         B. The Company and Director further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, controlling persons, fiduciaries and other agents and affiliates to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

         C. The current protection available to directors, officers, employees, controlling persons, fiduciaries and other agents and affiliates of the Company may not be adequate under the present circumstances, and directors, officers, employees, controlling persons, fiduciaries and other agents and affiliates of the Company (or persons who may be alleged or deemed to be the same), including the Indemnitees, may not be willing to continue to serve or be associated with the Company in such capacities without additional protection.

         D. The Company (i) desires to attract and retain the involvement of highly qualified persons, such as Indemnitees, to serve and be associated with the Company, and (ii) accordingly, wishes to provide for the indemnification and advancement of expenses to the Director and the Indemnitees to the maximum extent permitted by law.

         NOW, THEREFORE, the Company and the Director hereby agree as follows:

                  1. Indemnification.

                           (a) Indemnification of Expenses. The Company shall
indemnify and hold harmless the Director and all of the Director's Affiliated Persons (as defined below) to the fullest extent permitted by law if any such Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that such Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a "Claim") by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitee is or was (or is alleged to be or to have been) a director, officer, employee, controlling person, fiduciary or other agent or affiliate of the Company, or any subsidiary of the Company, or is or was (or is


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alleged to be or to have been) serving at the request of the Company as a director, officer, employee, controlling person, fiduciary or other agent or affiliate of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of such Indemnitee while serving (or allegedly serving) in such capacity, including, without limitation, under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any other federal or state statutory law or regulation, at common law or otherwise, which relate directly or indirectly (i) to the registration, purchase, sale or ownership of any securities of the Company, (ii) to any fiduciary obligation owed with respect to the Company and its stockholders or (iii) to any Securities Claim (as defined herein) (hereinafter an "Indemnification Event"), in any such case against any and all losses, claims, damages, expenses and liabilities, joint or several (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation) related to any such Claim, judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of any such Claim and any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (any and all of the foregoing being referred to hereafter as "Expenses"), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than ten (10) days after written demand by the Indemnitee therefor is presented to the Company.

                           (b) Reviewing Party. Notwithstanding the foregoing,
(i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as defined in Section 10(f) hereof) shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 1(c) hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to Section 2(a) (an "Expense Advance") shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitees' obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control (as defined in Section 10(d) hereof), the Reviewing Party shall be selected by the Board of Directors with the approval of the Indemnitee (which approval shall not be unreasonably withheld), and if there has been such a Change in Control (other than a Change in Control (i) which has been approved by a majority of the Company's Board of Directors prior to such Change in Control and (ii) following which a majority of the Board of Directors of the Company is comprised of directors who were directors of the Company immediately prior to the Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 10(e) hereof subject to the approval of the Indemnitee (which approval shall not be unreasonably withheld). If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any



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aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.


                           (c) Contribution. If the indemnification provided for
in Section 1(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnitee in respect of any losses, claims, damages, expenses or liabilities referred to therein, then the Company, in lieu of indemnifying such Indemnitee thereunder, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Indemnitees, or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Indemnitee in connection with the action or inaction which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In connection with the registration of the Company's securities, the relative benefits received by the Company and any Indemnitee shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Indemnitee, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered. The relative fault of the Company and any Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                           The Company and each Indemnitee agree that it would
not be just and equitable if contribution pursuant to this Section 1(c) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In connection with the registration of the Company's securities, in no event shall an Indemnitee be required to contribute any amount under this Section 1(c) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement which is being sold by such Indemnitee or (ii) the net proceeds received by such Indemnitee from its sale of securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

                           (d) Survival Regardless of Investigation. The
indemnification and contribution provided for in this Section 1 will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnitees or any officer, director, employee, agent or controlling person of the Indemnitees.


                           (e) Change in Control. The Company agrees that if
there is a Change in Control (as defined below) of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control) then, with respect to all matters thereafter arising concerning the rights of any Indemnitee to



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payments of Expenses under this Agreement or any other agreement or under the
Company's Articles of Incorporation or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 10(e) hereof) shall be selected by the Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitees as to whether and to what extent Indemnitees would be permitted to be indemnified under applicable law. The Company agrees to abide by such opinion and to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

                           (f) Mandatory Payment of Expenses. Notwithstanding
any other provision of this Agreement other than Section 8 hereof, to the extent that an Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in the defense of any action, suit, proceeding, inquiry or investigation referred to in Section
(1)(a) hereof or in the defense of any claim, issue or matter therein, such Indemnitee shall be indemnified against all Expenses incurred by such Indemnitee in connection therewith.

                  2. Expenses; Indemnification Procedure.

                           (a) Advancement of Expenses. The Company shall
advance all Expenses incurred by any Indemnitee. The advances to be made hereunder shall be paid by the Company to the Indemnitee as soon as practicable but in any event no later than ten (10) days after written demand by such Indemnitee therefor to the Company.

                           (b) Notice/Cooperation by Indemnitees. Each
Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. In addition, each Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

                           (c) No Presumptions; Burden of Proof. For purposes of
this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that any Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether an Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that the Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that the Indemnitee should be indemnified under applicable law, shall be a defense to the Indemnitee's claim or create a presumption that the Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is



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entitled to be indemnified hereunder, the burden of proof shall be on the
Company to establish that the Indemnitee is not so entitled.

                           (d) Notice to Insurers. If, at the time of the
receipt by the Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of each Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

                           (e) Selection of Counsel. In the event the Company
shall be obligated hereunder to pay the Expenses of any Claim, the Company shall be entitled to assume the defense of such Claim, with counsel approved by the applicable Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to such Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to such Indemnitee under this Agreement for any fees of counsel subsequently incurred by such Indemnitee with respect to the same Claim; provided that, (i) the Indemnitee shall have the right to employ such Indemnitee's counsel in any such Claim at the Indemnitee's expense and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) such Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and such Indemnitee in the conduct of any such defense, or
(C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company. The Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim, action or proceeding against any Indemnitee without the consent of such Indemnitee, provided such settlement includes a full release of the Indemnitee by the claimant from all liabilities or potential liabilities under such claim.

                  3. Additional Indemnification Rights; Nonexclusivity.

                           (a) Scope. The Company hereby agrees to indemnify
each Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification may not be specifically authorized by the other provisions of this Agreement, the Company's Articles of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Minnesota corporation to indemnify a member of its Board of Directors or an officer, employee, controlling person, agent or fiduciary, it is the intent of the parties hereto that each Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Minnesota corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 8(a) hereof.



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                           (b) Nonexclusivity. The indemnification provided by
this Agreement shall be in addition to any rights to which any Indemnitee may be entitled under the Company's Articles of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the general corporation law of the State of Minnesota, or otherwise. The indemnification provided under this Agreement shall continue as to each Indemnitee for any action such Indemnitee took or did not take while serving in an indemnified capacity even though the Indemnitee may have ceased to serve in such capacity.

                  4. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against any Indemnitee to the extent such Indemnitee has otherwise actually received payment (under any insurance policy, Articles of Incorporation, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

                  5. Partial Indemnification. If any Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for any portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which such Indemnitee is entitled.

                  6. Mutual Acknowledgment. The Company and each Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, controlling persons, fiduciaries or other agents or affiliates under this Agreement or otherwise. Each Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's rights under public policy to indemnify the Indemnitees.

                  7. Liability Insurance. To the extent the Company maintains liability insurance applicable to directors, officers, employees, control persons, fiduciaries or other agents and affiliates, each Indemnitee shall be covered by such policies in such a manner as to provide to the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if such Indemnitee is a director, or of the Company's officers, if such Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, controlling persons, fiduciaries or other agents or affiliates, if such Indemnitee is not an officer or director but is a key employee, control person, fiduciary, agent or affiliate.

                  8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of the this Agreement:



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                           (a) Excluded Action or Omissions. To indemnify any
Indemnitee for any intentional malfeasance by the Indemnitee or any act undertaken by the Indemnitee where the Indemnitee did not in good faith believing the Indemnitee was acting in the best interests of the Company, or for any other acts, omissions or transactions from which the Indemnitee may not be relieved of liability under applicable law;

                           (b) Claims Initiated by Indemnitee. To indemnify or
advance expenses to any Indemnitee with respect to Claims initiated or brought voluntarily by such Indemnitee and not by way of defense, except (i) with respect to actions or proceedings to establish or enforce a right to indemnify under this Agreement or any other agreement or insurance policy or under the Company's Articles of Incorporation or Bylaws now or hereafter in effect relating to Claims for Indemnification Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or
(iii) as otherwise required under Section 302A.521 of the Minnesota Business Corporations Act, regardless of whether such Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be;

                           (c) Lack of Good Faith. To indemnify any Indemnitee
for any expenses incurred by such Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous;

                           (d) Claims under Purchase Agreement. To indemnify any
Indemnitee for breaches of representations, warranties or obligations of the Indemnitees made under Section 2.1 and Section 5 of that certain Common Stock Warrant and Series B Preferred Stock Purchase Agreement dated December 6, 2003 (the "Purchase Agreement") or for breaches of any obligations of the Indemnitees under Sections 9.2, 9.3, 9.4, 9.5 and 9.6 of the Purchase Agreement;

                           (e) Willful Misconduct. To indemnify any Indemnitee
for any losses that are finally judicially determined to have resulted primarily from the willful misconduct of the Indemnitee in which the Indemnitee did not in good faith believe he or she was acting in the best interests of the Company; or

                           (f) Claims Under Section 16(b). To indemnify any
Indemnitee for expenses and the payment of profits arising from the purchase and sale by such Indemnitee of securities in violation of Section 16(b) of the Exchange Act or any similar successor statute.

                  9. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against any Indemnitee, such Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided,



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however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

                  10. Construction of Certain Phrases.

                           (a) For the purposes of this Agreement, an
"Affiliated Person" of an Indemnitee shall include any director, officer, employee, controlling person (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended), agent or fiduciary of the Indemnitee, any stockholder of the Company for whom Indemnitee serves as a director, officer, employee, controlling person, agent or fiduciary, and any partnership, corporation, limited liability company, association, joint stock company, trust or joint venture controlling, controlled by or under common control with such a stockholder. For these purposes, "control" means the possession, directly or indirectly, of the power to direct management and policies of a person or entity, whether through the ownership of voting securities, contract or otherwise.

                           (b) For purposes of this Agreement, references to the
"Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify is directors, officers, employees, agents, fiduciaries and other Affiliated Persons, so that if Indemnitee is or was a director, officer, employee, agent, control person, fiduciary or an Affiliated Person of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, control person, agent or fiduciary or another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, such Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as such Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

                           (c) For purposes of this Agreement, references to
"other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on any Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, office, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent, fiduciary or other Affiliated Person with respect to an employee benefit plan, its participants or its beneficiaries; and if any Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, such Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

                           (d) For purposes of this Agreement a "Change in
Control" shall be deemed to have occurred if (i) any "person" (as such term in used in Sections 13(d) and 14(d) of the Exchange Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, (A) who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting



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power of the Company's then outstanding Voting Securities, increases his beneficial ownership of such securities by 5% or more over the percentage so owned by such person, or (B) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 30% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 60% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets.

                           (e) For purposes of this Agreement, "Independent
Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 1(b) hereof, who shall not have otherwise performed services for the Company or any Indemnitee within the last three years (other than with respect to matters concerning the right of any Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

                           (f) For purposes of this Agreement, a "Reviewing
Party" shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board of Directors who is not a party to the particular Claim for which an Indemnitee is seeking indemnification, or Independent Legal Counsel.

                           (g) For purposes of this Agreement, "Voting
Securities" shall mean any securities of the Company that vote generally in the election of directors.

                           (h) For purpose of this Agreement, "Securities Claim"
means any Claim related to Indemnitees' actions or omissions (or alleged actions or omissions) in connection with the purchase of warrants to purchase Common Stock and the purchase of Series B Preferred Stock under the Purchase Agreement or in connection with any other securities issuance by the Company.

                  11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

                  12. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company (and the Company may assign its rights and

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obligations in connection with any such transaction without the consent of any
Indemnitee), spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to each Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to Claims relating to Indemnification Events regardless of whether any Indemnitee continues to serve as a director, officer, employee, agent, controlling person, or fiduciary of the Company or of any other enterprise at the Company's request.

                  13. Attorneys' Fees. In the event that any action is instituted by an Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, any Indemnitee shall be entitled to be paid all Expenses incurred by such Indemnitee with respect to such action, regardless of whether such Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that each of the material assertions made by such Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, the Indemnitee shall be entitled to be paid all Expenses incurred by such Indemnitee in defense of such action (including Expenses incurred with respect to Indemnitee counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines that each of such Indemnitee's material defenses to such action was made in bad faith or was frivolous.

                  14. Notice. All notices and other communications required or permitted hereunder shall be in writing and shall be effective upon the earlier of receipt or (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one business day after the day of delivery by facsimile transmission, if deliverable by facsimile transmission, with copy by first class mail, postage prepaid, and shall be addressed if to an Indemnitee at the Indemnitee's address as set forth beneath the Indemnitee's signature to this Agreement, and if to the Company at the address of its principal corporate offices (attention: Chief Executive Officer) or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

                  15. Consent to Jurisdiction. The Company and each Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

                  16. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

                  17. Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents, entered into and to be performed entirely within the State of Delaware, without regard to the conflict of laws principles thereof.

                  18. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of each Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suite to enforce such rights.

                  19. Third Party Beneficiaries. Each Indemnitee is an intended third party beneficiary of this Agreement.

                  20. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                  21. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

                  22. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving any Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


COMPANY                                 XATA CORPORATION
                                        a Minnesota corporation


                                        By: /s/ Craig S. Fawcett
                                            ------------------------------------
                                            Craig S. Fawcett
                                            Chief Executive Officer

                                        Address: 151 E. Cliff Road, Suite 10
                                                 Burnsville, MN 55337


DIRECTOR                                Christopher P. Marshall


                                           /s/ Christopher P. Marshall
                                        ----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


COMPANY                                 XATA CORPORATION
                                        a Minnesota corporation


                                        By: /s/ Craig S. Fawcett
                                            ------------------------------------
                                            Craig S. Fawcett
                                            Chief Executive Officer

                                        Address: 151 E. Cliff Road, Suite 10
                                                 Burnsville, MN 55337

DIRECTOR                                Robert C. McCormack, Jr.


                                            /s/ Robert C. McCormack, Jr.
                                        ----------------------------------------